UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2023

The Growth for Good Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41149	66-0987010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 E 49th Street, 11th Floor

New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 655-7596

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, on right and one-half of one redeemable warrant	GFGDU	The NASDAQ Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	GFGD	The NASDAQ Stock Market LLC

Right to acquire one-sixteenth of one Class A ordinary share	GFGDR	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GFGDW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Sponsor Support Agreement

As previously announced, on March 7, 2023, The Growth for Good Acquisition Corporation, a Cayman Islands exempted company (“G4G” and after the domestication “New ZeroNox”), in connection with its proposed business combination (the “Business Combination”) with Zero Nox, Inc., a Wyoming corporation (“ZeroNox”), entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), by and among, ZeroNox, G4G, G4G Sponsor LLC, a Delaware limited liability company (the “Sponsor Holdco”), and the other parties thereto (collectively with the Sponsor Holdco, the “Sponsors”) entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”). Pursuant to the Sponsor Support Agreement, each Sponsor agreed to, among other things, vote in favor of the Agreement and Plan of Merger, dated March 7, 2023, by and among ZeroNox, G4G and G4G Merger Sub Inc. a Delaware corporation and a direct wholly owned subsidiary of G4G (the “Merger Agreement”), and the Business Combination, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Sponsor Support Agreement.

On August 17, 2023, the parties to the Sponsor Support Agreement entered into an Amendment to the Sponsor Support Agreement (the “Amendment”). Pursuant to the Amendment, the parties agreed that each Sponsor will forfeit up to 1,000,000 Redemption Forfeited Shares, subject to certain levels of Acquiror Share Redemption (as defined in the Merger Agreement), unless the parties to the Sponsor Support Agreement mutually agree that any or all Redemption Forfeited Shares will be used in a different manner in connection with redemption mitigation efforts, as provided pursuant to the Sponsor Support Agreement, as amended.

Each Sponsor further agreed that the applicable Deferral Pool Lock-Up Shares that have not previously been released will immediately and automatically be released upon the consummation of a Change in Control if the consideration paid per Outstanding Acquiror Share on a fully diluted basis in such Change in Control transaction exceeds the applicable release price, as provided pursuant to the Sponsor Support Agreement, as amended.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Series A Preferred Stock of New ZeroNox

If approved by the shareholders at the extraordinary general meeting (the “Meeting”), the Certificate of Incorporation of New ZeroNox, a form of which attached as Annex D to the proxy statement/prospectus, will provide for 25,000,000 shares of preferred stock, having a par value of $0.0001 per share (the “Series A Preferred Stock”). As disclosed in the proxy statement/prospectus, the Board of New ZeroNox will have the authority to issue shares of New ZeroNox preferred stock in one or more series, to fix for each such series such voting powers, designations, preferences, qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, redemption privileges and liquidation preferences for the issue of such series, without further action from the shareholders. It is currently anticipated that upon closing of the Business Combination, the New ZeroNox Board will file a Certificate of Designations for Series A Preferred Stock (“Certificate of Designations”) with a stated value equal to $10.00 (“Stated Value”).

Conversion Rights

Each share of Series A Preferred Stock shall be convertible, at any time and from time to time at the option of the holder, into that number of shares of New ZeroNox common stock, par value $0.0001 per share (the “Common Stock”) determined by dividing the Stated Value of such share of Series A Preferred Stock by the conversion price of $10.00 per share, subject to customary adjustments.

Voting Rights

The holders of shares of Series A Preferred Stock will be entitled to vote, together with the holders of shares of Common Stock and not separately as a class, on all matters upon which holders of shares of Common Stock have the right to vote. The holders of shares of Series A Preferred Stock will be entitled to two votes for each share of Common Stock that such share of Series A Preferred Stock would otherwise be convertible into on the record date for the determination of the stockholders entitled to vote.

Redemption Rights

For a period of 12 months from the filing of the Certificate of Designations, the issued and outstanding shares of Series A Preferred Stock shall be redeemable in full, or in part, at any time and from time to time, in the sole discretion and election of New ZeroNox for an aggregate amount equal to $10.00 per share of Series A Preferred Stock redeemed.

Dividend Rights

The Series A Preferred Stock will not be entitled to dividends unless New ZeroNox pays dividends (whether in cash or other property) to holders of outstanding shares of Common Stock. The Series A Preferred Stock shall, with respect to dividend rights and rights upon liquidation, dissolution or winding-up of New ZeroNox, rank senior to the Common Stock.

Liquidation Preference

In the event of any liquidation, dissolution or winding-up of New ZeroNox, whether voluntary or involuntary, before any payment or distribution of New ZeroNox’s property or assets (whether capital or surplus) shall be made to or set apart for the holders of Common Stock, the holders of Series A Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of New ZeroNox an amount equal to the Stated Value, for each share of Series A Preferred Stock before any distribution or payment shall be made to the holders of Common Stock.

A copy of the form of Certificate of Designations is filed as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01. The foregoing summary of the terms of the Certificate of Designations is subject to, and qualified in its entirety, by the full text of such document.

Note Conversion to Series A Preferred Stock of New ZeroNox

Central Valley Farms LP (“Central Valley”) which is owned by one of ZeroNox’s directors, Kelley Ivancovich, has made various loans to ZeroNox and currently holds promissory notes in the aggregate principal amount of $2,437,838.82. Premier Trailer Manufacturing, Inc. (“Premier Trailer”), which is owned by one of ZeroNox’s directors, Eugene Arthur Cuelho, Jr., has made loans to ZeroNox and currently holds promissory notes in the aggregate principal amount of $6,640,000. On August 18, 2023, G4G, ZeroNox, Central Valley and Premier Trailer entered into a Note Conversion Agreement (“Note Conversion Agreement”) pursuant to which (i) Central Valley has agreed to convert the entire $2,437,838.82 aggregate principal amount of the promissory notes it holds to 243,784 shares of the newly designated Series A Preferred Stock of New ZeroNox; and (ii) Premier Trailer has agreed to convert the entire $6,640,000 aggregate principal amount of promissory notes to 664,000 shares of the newly designated Series A Preferred Stock of New ZeroNox, at $10.00 per share upon the closing of the Business Combination. Except for the payment of the unpaid and accrued interests on these promissory notes in an aggregate amount of $672,451.17 which will become due and payable in cash on the 30th calendar day from the date of the Note Conversion Agreement, all obligations of ZeroNox arising out of or related to these promissory notes will be cancelled, terminated and deemed paid in full, subject only to the consummation of Business Combination and the issuance of the Series A Preferred Stock pursuant to the Note Conversion Agreement.

A copy of the Note Conversion Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01. The foregoing summary of the terms of the Note Conversion Agreement is subject to, and qualified in its entirety, by the full text of such document.

Subscription Agreements

On August 18, 2023, ZeroNox and Brilliant in Excellence (UK) Limited (the “BIE”) entered into a Sponsorship Agreement (the “Sponsorship Agreement”) pursuant to which ZeroNox will acquire, and the Team will grant ZeroNox, a sponsorship package and certain rights, including the right to have ZeroNox’ name, logo and other marks displayed on the Team’s race cars at the FIA Formula E World Championship for a total fee of $1,980,000 (“Sponsorship Fee”).

Pursuant to a subscription agreement by and between G4G and BIE dated August 18, 2023 (the “NIO 333 Subscription Agreement”), BIE has agreed to subscribe for, and G4G has agreed to sell and issue to BIE, 198,000 shares of Common Stock of New ZeroNox at $10.00 per share in a private placement upon closing of the Business Combination. It is anticipated that the aggregate subscription amount of $1,980,000 will be used to pay for the Sponsorship Fee pursuant to the Sponsorship Agreement, resulting in no net cash payment to be received by New ZeroNox pursuant to the NIO 333 Subscription Agreement.

Pursuant to a subscription agreement by and between G4G and Premier Trailer dated August 18, 2023 (the “Premier Trailer Subscription Agreement”), Premier Trailer has agreed to subscribe for, and G4G has agreed to sell and issue to Premier Trailer, 300,000 shares of Common Stock of New ZeroNox at $10.00 per share in a private placement upon closing of the Business Combination. It is anticipated that the aggregate subscription amount of $3,000,000 will be used to pay for ZeroNox’s future purchases of Premier Trailer’s equipment, trailers, and other products, resulting in no net cash payment to be received by New ZeroNox pursuant to the Premier Trailer Subscription Agreement.

Within 60 calendar days after the consummation of the Business Combination, New ZeroNox will be required to file a registration statement with the SEC for the resale of the shares sold pursuant to each of the the NIO 333 Subscription Agreement and the Premier Trailer Subscription Agreement.

Each of the NIO 333 Subscription Agreement and the Premier Trailer Subscription Agreement will terminate with no further force and effect (x) upon the earliest to occur of: (i) such date and time as the Merger Agreement is terminated in accordance with its terms, (ii) the mutual written agreement of the parties to such Subscription Agreement and (iii) the Agreement End Date (as defined in the Merger Agreement) if the closing of the transactions contemplated by such Subscription Agreement has not occurred by such date; or (y) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied or waived, or are not capable of being satisfied, on or prior to the closing of the transactions contemplated therein and, as a result thereof, such transactions fail to occur.

A form of the subscription agreement and a copy of the Sponsorship Agreement are filed as Exhibit 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01. The foregoing summaries of the terms of the Sponsorship Agreement, the NIO 333 Subscription Agreement and the Premier Trailer Subscription Agreement are subject to, and qualified in their entireties, by the full text of such documents.

Item 8.01	Other Events.

On August 18, 2023, G4G issued a press release announcing that the Meeting, originally scheduled for August 23, 2023, is being postponed to August 28, 2023. As a result of this change, the Meeting will now be held at 10 a.m., Eastern Time, on August 28, 2023. Also, as a result of this change, the date and time by which shareholders seeking to exercise redemption rights in the manner described in the G4G’s definitive proxy statement dated August 2, 2023, is being extended to 5:00 p.m., Eastern Time, on August 24, 2023 (two business days before the Meeting). G4G plans to continue to solicit proxies from shareholder during the period prior to the Meeting. Only the holders of G4G’s common stock as of the close of business on July 10, 2023, the record date for the Meeting, are entitled to vote at the Meeting.”

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between The Growth for Good Acquisition Corporation (“G4G”) and Zero Nox, Inc. (“ZeroNox”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) actual market adoption and growth rates of electrification technologies for commercial and industrial vehicles; (ii) ZeroNox’s ability to convert trial deployments with truck fleets into sales orders; (iii) delays in design, manufacturing and wide-spread deployment of ZeroNox’s products and technologies; (iv) failure of ZeroNox’s products to perform as expected or any product recalls; (v) ZeroNox’s ability to expand its relationships with OEMs and fleet owners, and its distribution network; (vi) ZeroNox’s ability to develop vehicles of sufficient quality and appeal on schedule and on large scale; (vii) ZeroNox’s ability to raise capital as needed; (viii) management’s ability to manage growth; (ix) the macroeconomic conditions and challenges in the markets in which ZeroNox operates; (x) the effects of increased competition in the electrification technology business; (xi) ZeroNox’s ability to defend against any intellectual property infringement or misappropriation claims; (xii) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of G4G’s securities, (xiii) the risk that the transaction may not be completed by G4G’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by G4G, (xiv) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of G4G and the receipt of certain governmental and regulatory approvals, (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (xvi) the effect of the announcement or pendency of the transaction on ZeroNox’s business relationships, operating results and business generally, (xvii) risks that the proposed transaction disrupts current plans and operations of ZeroNox and potential difficulties in ZeroNox employee retention as a result of the transaction, (xviii) the outcome of any legal proceedings that may be instituted against ZeroNox or against G4G related to the Merger Agreement or the proposed transaction, (xix) the ability to maintain the listing of G4G’s securities on a national securities exchange, (xx) the price of G4G’s securities may be volatile due to a variety of factors, including changes in the competitive industries in which G4G plans to operate or ZeroNox operates, variations in operating performance across competitors, changes in laws and regulations affecting G4G’s or ZeroNox’s business and changes in the combined capital structure, (xxi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xxii) the risk of downturns and a changing regulatory landscape. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of G4G’s registration on Form S-1 (File No. 333-261369), the definitive proxy statement/prospectus filed on August 2, 2023 and mailed to shareholders on or about August 3, 2023 discussed above and other documents filed by G4G from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and G4G and ZeroNox assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither G4G nor ZeroNox gives any assurance that either G4G or ZeroNox or the combined company will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, G4G filed the Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) on April 7, 2023, which includes a document that serves as a prospectus and a proxy statement of G4G, referred to as a “proxy statement/prospectus.” The definitive proxy statement/prospectus was filed on August 2, 2023 and mailed to shareholders on or about August 3, 2023. G4G may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF G4G ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by G4G through the website maintained by the SEC at www.sec.gov. The documents filed by G4G with the SEC also may be obtained by contacting G4G at 12 E 49th Street, 11th Floor, New York, NY 10017, or by calling (646) 655-7596.

Participants in Solicitation

G4G and ZeroNox and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from G4G’s shareholders in connection with the proposed transaction. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transactions. You may obtain a free copy of these documents as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment to Sponsor Support Agreement, dated as of August 17, 2023, by and among Zero Nox, Inc., The Growth for Good Acquisition Corporation, G4G Sponsor LLC and each of the parties set forth on the signature pages thereto.

10.2	Form of Certificate of Designations of ZeroNox Holdings, Inc.

10.3	Note Conversion Agreement, dated as of August 18, 2023, by and among The Growth for Good Acquisition Corporation, Zero Nox, Inc, Central Valley Farms LP and Premier Trailer Manufacturing, Inc.

10.4	Form of Subscription Agreement.

10.5	Sponsorship Agreement, dated as of August 18, 2023, by and between Zero Nox, Inc. and Brilliant in Excellence (UK) Limited.

99.1	Press Release, dated August 18, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Growth for Good Acquisition Corporation

	By:	/s/ Yana Watson Kakar
		Name:	Yana Watson Kakar
		Title:	Chief Executive Officer (Principal Executive Officer)

Dated: August 18, 2023